                                                                   EXHIBIT 10.19



                          TECHNICAL SERVICES AGREEMENT

         THIS AGREEMENT is made and entered into as of June 29, 1998, by and between Insignia Financial Group, Inc., a Delaware corporation ("IFG"), Insignia/ESG Holdings, Inc., a Delaware corporation ("I/ESG") and Apartment Investment and Management Company, a Maryland real estate investment trust ("AIMCO").

                                   BACKGROUND

         IFG (which is the parent company of I/ESG) and AIMCO have entered into a definitive agreement and plan of merger pursuant to which IFG will be merged with and into AIMCO upon satisfaction of certain conditions (the "Merger").

         Prior to consummation of the Merger, IFG intends to spin off I/ESG as an independent, public company.

         I/ESG currently utilizes certain information systems of IFG which will be acquired by AIMCO upon consummation of the Merger. I/ESG is in the process of establishing its own information systems in anticipation of its spin-off from IFG; however, these new independent systems will not be fully operational until after consummation of the Merger, but prior to March 31, 1999. Therefore, IFG, AIMCO and I/ESG desire to enter into this Agreement whereby AIMCO will provide I/ESG with the technical and information services described on Exhibit "A" hereto upon the terms and conditions set forth herein.

                                    AGREEMENT

         In consideration of the mutual covenants and agreements contained herein, and upon the terms and subject to the conditions hereinafter set forth, the parties do hereby agree as follows:

1. SCOPE OF SERVICES. Subject to the terms and conditions of this Agreement, AIMCO agrees to use its best efforts to provide I/ESG with the services described in "Exhibit A" (collectively, the "Services"). AIMCO agrees to use its best efforts to insure that such Services are delivered and performed in a timely and careful manner consistent with past practices of Insignia Financial Group, Inc. I/ESG may in its discretion, at its sole expense, retain outside consultants to assist AIMCO in providing the Services. AIMCO agrees that it will cooperate with any outside consultants retained by I/ESG to assist AIMCO in providing the Services and in the transition of the Services to I/ESG's internal information systems personnel.

2.       TERM OF AGREEMENT.

         A. The term of this Agreement shall be for the period commencing on the Effective Date of the Merger ("Effective Date") and ending on December 31, 1998; provided, however, that I/ESG may extend the term of this Agreement on a month-to-month basis thereafter until such time as I/ESG determines in its sole and absolute discretion that the Services are no longer required, but in no event beyond March 31, 1999. Notwithstanding the foregoing, I/ESG may terminate this Agreement at any time in its absolute and full discretion, upon 15 days prior written notice to AIMCO. Upon termination of this Agreement, all rights and obligations of each party hereunder, other than with respect to any payments due hereunder, shall cease, as of the effective date of such termination, and any amounts owed by either party hereunder shall be paid in full. Upon any termination of any service hereunder, AIMCO will cooperate with I/ESG in transferring such service function to such other technical service providers as I/ESG shall designate. In addition, upon termination of this Agreement, AIMCO shall return to I/ESG any property of I/ESG in its possession used in connection with the Services.

         B. I/ESG acknowledges that in the event I/ESG acquires additional assets or merges with or acquires additional entities after the date hereof, AIMCO's cost structure to provide the Services may increase. I/ESG shall, therefore, notify, AIMCO in writing within five business days after the execution of any binding definitive agreement pursuant to which additional Services by AIMCO will be needed so that AIMCO may assess the effect such agreement will have on AIMCO's cost of providing Services. AIMCO will notify I/ESG in writing within 15 business days of any change in its cost structure, and the Fee will be adjusted accordingly. Notwithstanding anything to the contrary in this Agreement, AIMCO may terminate this Agreement upon 15 days prior written notice in the event the parties cannot agree on the new cost structure.

3. PLACE OF PERFORMANCE. AIMCO will perform the Services from the locations where such Services were performed internally by IFG prior to consummation of the Merger; provided, however, that such Services may be performed from another location, if in AIMCO's reasonable business judgment it preferable to do so and the performance of the Services from such other location(s) will not have an adverse effect on the quality and timeliness of the Services.

4. COMMUNICATIONS LINES. It is understood and agreed that I/ESG shall be exclusively responsible for and shall pay all installation, monthly and other charges relating to the installation and use of data communication lines in connection with the Services. AIMCO shall not be responsible for loss of availability of the communications lines used by I/ESG in accessing the Services, except for any communication lines connecting I/ESG with AIMCO which are the responsibility of AIMCO and except to the extent that AIMCO causes the loss of any such communication lines.

5.       FEES AND PAYMENTS.

         A. I/ESG agrees to pay AIMCO a monthly fee (the "Fee") during the term hereof in accordance with the fee schedule set forth on Exhibit C attached hereto, subject to adjustment as provided in Section 2.B. The parties agree that such Fee is intended to represent an approximation of the actual costs incurred by AIMCO in performing and delivering the Services hereunder.

         B. I/ESG shall pay the Fee each month in arrears within five business days following receipt by I/ESG of an invoice from AIMCO specifying the Fee amount owed for the immediately preceding calendar month. Any invoice for a partial calendar month shall be prorated. Such payments are to be made by wire transfer to the following account of AIMCO (or another account designated in writing by AIMCO):

                  Bank:
                  City:
                  ABA Routing No.
                  Account No.

                  All invoices shall include any additional charges or credits required to correct for any prior billing error, together with supporting documentation explaining such error.

                  I/ESG shall be permitted to request from time to time copies of supporting documentation relating to invoices it receives from AIMCO. I/ESG shall also have the right, at its expense, to have fees and expenses which have been invoiced by AIMCO to I/ESG audited by I/ESG's outside auditors for the purpose of determining whether such fees and expenses have been correctly computed in accordance with the provisions hereof. Such audits shall be conducted during normal business hours and under reasonable terms and conditions. AIMCO will cooperate with I/ESG's outside auditors by promptly providing them with such documentation as they shall reasonably request in connection with the audit.

         D. All amounts not paid by I/ESG when due pursuant to this Agreement shall bear interest at an annual rate equal to the Prime Rate, as announced from time to time by First Union National Bank of South Carolina (or, if not announced thereby, by another bank of national standing selected by AIMCO), plus 1.5%, from the due date until such amounts are paid in full.

6.       CONFIDENTIALITY OF I/ESG FILES; FILE SECURITY AND RETENTION.

         A. Any I/ESG computer files or other information provided by I/ESG to AIMCO for use in connection with provision of the Services shall remain the exclusive and confidential property of I/ESG. AIMCO shall treat as confidential and will not otherwise make available any I/ESG computer files or other confidential information to any person other than employees of AIMCO on a need-to-know basis. AIMCO will instruct its employees who have access to the I/ESG computer files and other information to keep the same confidential by using the same care and discretion that AIMCO uses with respect to its own confidential property.

         B. AIMCO and I/ESG will provide adequate security measures to insure that third parties do not have access to the I/ESG computer files and other information. AIMCO reserves the right to issue and change regulations and procedures from time to time to improve file security upon notice and consent of I/ESG.

         C. AIMCO will take commercially reasonable precautions to prevent the loss of or alteration to the I/ESG computer files. As a precaution, I/ESG will, to the extent it deems necessary, keep copies of all source documents of the information delivered to AIMCO or inputted by I/ESG into the AIMCO system and will maintain a procedure external to the AIMCO system for the reconstruction of lost or altered I/ESG computer files.

         D. AIMCO will, to the extent applicable, retain the I/ESG computer files held by AIMCO at AIMCO's facility in accordance with, and to the extent provided by, AIMCO's then prevailing records retention policies. AIMCO will not dispose of any I/ESG computer files without providing adequate written notice to I/ESG. At I/ESG's request, AIMCO will provide I/ESG, in a standard AIMCO format, with any and all of the I/ESG computer files requested by I/ESG which are then in AIMCO's possession. Upon termination of this Agreement and prior written notice by AIMCO, AIMCO may transfer any or all of the I/ESG computer files to I/ESG.

7.       OWNERSHIP, LICENSES AND SUBLICENSES, CONFIDENTIALITY AND
NON-DISCLOSURE.

         A. I/ESG acknowledges that all computer programs (other than pre-packaged third party software, but not including modifications, enhancements, or improvements to such pre-packaged software made for the benefit of AIMCO) and related documentation made available, directly or indirectly, by AIMCO to I/ESG as part of the Services (the "AIMCO Products") will, after the Effective Date, be the exclusive and confidential property of AIMCO or the third parties from whom AIMCO has secured the right to use such computer programs and documentation. AIMCO and the third parties referred to in the immediately preceding sentence shall retain all rights and title, to the extent of their respective interests, to all copyrights, trademarks, service marks, trade secrets, and other proprietary rights in the applicable logos, product names, AIMCO Products and Services.

         B. I/ESG shall receive all improvements, enhancements, modifications and updates to any AIMCO Products which are delivered to I/ESG as part of the Services if and as they are made generally available by AIMCO, at no cost, to I/ESG; provided, however, that in no event will AIMCO be required to take any action that would constitute a violation of its obligations under any software license agreement that it assumes in connection with the Merger or otherwise.

         C. I/ESG WILL NOT MAKE ANY ALTERATION, CHANGE OR MODIFICATION TO ANY OF THE AIMCO PRODUCTS OR TO ANY OF THE AIMCO SUPPORTED FILES USED BY AIMCO IN CONNECTION WITH PROVIDING THE SERVICES TO I/ESG. I/ESG MAY NOT RECOMPILE, DECOMPILE, DISASSEMBLE, REVERSE ENGINEER, OR MAKE OR DISTRIBUTE ANY OTHER FORM OF, OR ANY DERIVATIVE WORK FROM THE AIMCO PRODUCTS AND/OR THE SERVICES.

         D. I/ESG shall treat as confidential and will not disclose or otherwise make available any of the AIMCO Products or any trade secrets, processes, proprietary data, information or documentation related thereto, or any pricing or product information furnished to I/ESG by AIMCO (collectively, the "Confidential Information"), in any form, to any person other than employees, agents, consultants and representatives of I/ESG. I/ESG will instruct its employees who have access to the Confidential Information to keep the same confidential by using the same care and discretion that is used with respect to its own confidential property and trade secrets.

         E. I/ESG's use of any pre-packaged third party software during the term of this Agreement will be governed by the terms and conditions of the applicable third party license agreements contained in the package delivered to I/ESG hereunder with such pre-packaged third party software.

8. REPRESENTATIONS AND WARRANTIES OF AIMCO. AIMCO hereby represents and warrants to I/ESG that:

         A. AIMCO will, immediately upon consummation of the Merger, have the know-how and personnel necessary in order to comply with AIMCO's obligations under this Agreement.

         B. AIMCO will instruct its personnel who are or will be in charge of overseeing the performance and delivery of the Services to I/ESG that AIMCO has entered into this binding and enforceable Agreement obligating AIMCO to perform and deliver the Services, and AIMCO will appoint Al Gossett as I/ESG's contact person at AIMCO.

9.        INDEMNIFICATION

         A. Subject to Section 9.E, AIMCO shall indemnify, defend (using counsel acceptable to I/ESG) and hold harmless I/ESG and its affiliates and each of their respective officers, directors, employees, stockholders, partners, agents and representatives, and each of their respective successors and assigns, from and against any and all liabilities, obligations, claims, losses, causes of action, suits, proceedings, awards, judgments, settlements, demands, damages (but including only direct damages, costs, expenses, fines, penalties, deficiencies, taxes and fees, (including without limitation the fees, expenses, disbursements and investigation costs of attorneys and consultants) arising directly out of or resulting in any way from or in connection with (i) any breach by AIMCO of its obligations and duties hereunder, and (ii) any negligence, fraud, or willful or intentional misconduct by AIMCO or its employees in connection with the performance of its obligations hereunder. For purposes of this Section 9.A, Skadden, Arps and Bryan Cave, LLP are deemed to be acceptable by I/ESG.

         B. Subject to Section 9.E, Insignia/ESG agrees to indemnify, defend (using counsel acceptable to AIMCO) and hold harmless AIMCO and its affiliates and each of their respective officers, directors, employees, stockholders, partners, agents and representatives, and each of their respective successors and assigns, from and against any and all liabilities, obligations, claims, losses, causes of action, suits, proceedings, awards, judgments, settlements, demands, damages, costs, expenses, fines, penalties, deficiencies, taxes and fees, (including without limitation the fees, expenses, disbursements and investigation costs of attorneys and consultants) arising directly or indirectly out of or resulting in any way from or in connection with (i) any breach by I/ESG of its obligations and duties hereunder and (ii) any negligence, fraud, or willful or intentional misconduct of I/ESG in connection with the performance of its obligations hereunder.

         C. If any action or proceeding is brought against a party with respect to which indemnity may be sought under this Section 8, the indemnifying party, upon written notice from the indemnified party, shall assume the investigation and defense thereof, including the employment of counsel and payment of all reasonable expenses. The indemnified party shall have the right to employ separate counsel in any such action or proceeding and to participate in the defense thereof, but the indemnifying party shall not be required to pay the fees and expenses of such separate counsel, unless such separate counsel is employed with the written approval and consent of the indemnifying party, which consent may be withheld in the indemnifying party's reasonable discretion.

         D. The indemnities in this Section 9 shall survive the expiration or termination of this Agreement.

         E. Anything in this Agreement to the contrary notwithstanding, AIMCO and I/ESG hereby waive and release each other of, and from, any and all right of recovery, claim, action, or cause of action against each other, their agents, officers, and employees, for any loss or damage that may occur to property, by reason of fire or the elements, or other casualty, regardless of cause or origin, including negligence of AIMCO or I/ESG and their officers, employees or agents, to the extent the same is insured against under insurance policies carried by AIMCO or I/ESG; however, neither party's waiver shall include any deductible amounts on insurance policies carried by such party, nor extend to acts of the type described in clauses (i) and (ii) of Section 8.A and 8.B. AIMCO and I/ESG agree to obtain a waiver of subrogation from the respective insurance companies which have issued policies of insurance covering all risk of direct physical loss and to have the insurance policies endorsed, if necessary, to prevent the invalidation of the insurance coverages by reason of the mutual waivers.

10. LAWS AND GOVERNMENTAL REGULATIONS. I/ESG shall be responsible (i) for compliance with all laws and governmental regulations affecting its business and
(ii) for any use it may make of the Services to assist it in complying with such laws and governmental regulations, and AIMCO shall not have any responsibility relating thereto (including, without limitation, advising I/ESG of I/ESG's responsibilities in complying with any laws or governmental regulations affecting I/ESG's business). AIMCO agrees to use its best efforts to cause the applicable Services to be designed and delivered in such a manner that they will be able to assist I/ESG in complying with its applicable legal and regulatory responsibilities; in no event shall I/ESG rely solely on its use of the Services in complying with any laws and governmental regulations.

11.      DEFAULT; REMEDIES UPON DEFAULT.

         A. Should I/ESG (a) default in the payment of any sum of money hereunder, (b) default in the performances of any of its other obligations under this Agreement or (c) commit an act of bankruptcy or become the subject of any proceeding under the Bankruptcy Act or become insolvent, or if any substantial part of I/ESG's property becomes subject to any levy, seizure, assignment, application, or sale for or by any creditor or governmental agency, then, in any such event, AIMCO, at its option may, upon written notice thereof, immediately terminate this Agreement. Nothing in this Section 11 shall in any way limit AIMCO's rights and remedies under Section 9 hereof.

         B. Should AIMCO (a) default in the payment of any sum of money hereunder, (b) default in the performance of any of its obligations under this Agreement of (c) commit an act of bankruptcy or become the subject of any proceeding under the Bankruptcy Act or become insolvent, or if any substantial part of AIMCO's property becomes subject to any levy, seizure, assignment, application, or sale for or by any creditor or governmental agency, then, in any such event, I/ESG, at its option may, upon written notice thereof, immediately terminate this Agreement. Nothing in this Section 11 shall in any way limit I/ESG's rights and remedies under Section 9 hereof.

12.      GENERAL.

         A. This Agreement shall not be assigned by I/ESG or AIMCO without the prior written consent of the other party, and any attempt by I/ESG or AIMCO to assign any of its rights, duties or obligations which arise under this Agreement without such consent will be void.

         B. Both parties acknowledge that it has not been induced to enter into this Agreement by any representation or warranty not set forth in this Agreement. This Agreement contains the entire agreement of AIMCO and I/ESG with respect to its subject matter and supersedes all existing agreements and all other oral, written or other communications between them concerning its subject matter. This Agreement shall not be modified in any way except by a writing signed by both AIMCO and I/ESG.

         C. If any provision of this Agreement (or any portion thereof) shall be held to be invalid, illegal or unenforceable, the validity, legality or enforceability of the remainder of this Agreement shall not in any way be affected or impaired thereby.

         D. The failure by either AIMCO or I/ESG to insist upon strict performance of any of the provisions contained herein shall in no way constitute a waiver of any of its rights as set forth herein, at law or in equity, or a waiver by either AIMCO or I/ESG of any other provision or subsequent default by the other in the performance of or compliance with any of the terms and conditions set forth herein.

         E. The headings in this Agreement are intended for convenience of reference and shall not affect its interpretation.

                                       INSIGNIA/ESG HOLDINGS, INC.

                                       By:/s/ ADAM B. GILBERT
                                          --------------------------------------
                                       Name:  Adam B. Gilbert
                                       Title: Executive Vice President


                                       INSIGNIA FINANCIAL GROUP, INC.

                                       By:/s/ ADAM B. GILBERT
                                          --------------------------------------
                                       Name:  Adam B. Gilbert
                                       Title: Secretary


                                       APARTMENT INVESTMENT AND
                                       MANAGEMENT COMPANY

                                       By:/s/ THOMAS W. TOOMEY
                                          --------------------------------------
                                       Name:  Thomas W. Toomey
                                       Title: Executive Vice President



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



                                   EXHIBIT "A"

 At I/ESG's sole expense:

1. AIMCO will provide access to either of AIMCO's mainframe Corporate Financials or the PeopleSoft Corporate Financials for processing I/ESG's Corporate Financials. Corporate Financials consists of the following applications: Accounts Receivable / Billing, Accounts Payable, General Ledger, and Fixed Assets.

2. AIMCO will provide access to the central hardware for processing Corporate Financials. (Mainframe or HP Server).

3.       AIMCO will provide Operations personnel to run central computer
         Operations.

4. AIMCO will provide on-line availability to Accounts Payable, Accounts Receivable, and General Ledger between the hours of 08:00 and 21:00
         (EST), provided on-line availability shall not be for total hours greater than provided I/ESG today.

5. AIMCO will provide inquiry and input capability to the I/ESG Accounting staff located in Greenville, SC. Inquiry and limited input will be provided to regional accounting offices located in Irvine, CA; Dallas, TX; and Tampa, FL.

6.       AIMCO will provide I/ESG reports as listed in EXHIBIT "B", Report
         Schedule.

7. AIMCO will provide Corporate Financials software maintenance for the term of this Agreement.

8. AIMCO will be responsible for data backups and delivering to I/ESG upon request.

9. AIMCO will provide Customer Response Center for I/ESG to contact with issues and questions. Hours of Operation for Response Center is 08:30 - 17:30 (EST), Monday through Friday.




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



                                   EXHIBIT "B"



===================================================================================================================================
   APPLICATION      JOB NAME          REPORTS                                FILES                     JOB COMPLETION TIME
-----------------------------------------------------------------------------------------------------------------------------------
G/L PeopleSoft                     Financial Statements                                             Day after each cutoff
                                                                                                    (Overall, Supp A, Supp B),
                                                                                                    08:30
-----------------------------------------------------------------------------------------------------------------------------------
G/L PeopleSoft                     Daily Cash Receipts                                              Monday - Friday, 08:00
-----------------------------------------------------------------------------------------------------------------------------------
G/L PeopleSoft                     Daily Distribution of APs                                        Monday - Friday, 08:00
-----------------------------------------------------------------------------------------------------------------------------------
G/L PeopleSoft                     AutoBank Transfer Report                                         Monday - Friday, 08:00
-----------------------------------------------------------------------------------------------------------------------------------
G/L PeopleSoft                     Corporate ACH Report                                             Monday - Friday, 08:00
-----------------------------------------------------------------------------------------------------------------------------------
G/L PeopleSoft                                                      Download Management Fee file    Day after Supp A cutoff, 08:00
                                                                    to network server
-----------------------------------------------------------------------------------------------------------------------------------
G/L PeopleSoft                     Control File Update                                              Monday - Friday, 08:00
-----------------------------------------------------------------------------------------------------------------------------------
G/L PeopleSoft                     Daily Transaction File List                                      Monday - Friday, 08:00
-----------------------------------------------------------------------------------------------------------------------------------
G/L PeopleSoft                     Daily Unposted JE Register                                       Monday - Friday, 08:00
-----------------------------------------------------------------------------------------------------------------------------------
G/L PeopleSoft                     General Ledger Account Summary                                   Monday - Friday, 08:00
                                   IV
-----------------------------------------------------------------------------------------------------------------------------------
G/L PeopleSoft                     General Ledger Out of Balance                                    Monday - Friday, 08:00
                                   Report
-----------------------------------------------------------------------------------------------------------------------------------
G/L PeopleSoft                     GL Update Error-Audit Report                                     Monday - Friday, 08:00
-----------------------------------------------------------------------------------------------------------------------------------
G/L PeopleSoft                     JE Exception - ES Gordon                                         Monday - Friday, 08:00
-----------------------------------------------------------------------------------------------------------------------------------
G/L PeopleSoft                     JE Numeric Register                                              Monday - Friday, 08:00
-----------------------------------------------------------------------------------------------------------------------------------
G/L PeopleSoft                     Daily Transaction Analysis                                       Monday - Friday, 08:00
-----------------------------------------------------------------------------------------------------------------------------------
G/L PeopleSoft                     Postage                                                          16th of every month, 08:00
-----------------------------------------------------------------------------------------------------------------------------------
G/L PeopleSoft                     GL Consolidation Errors File                                     Monday - Friday, 08:00
-----------------------------------------------------------------------------------------------------------------------------------
G/L PeopleSoft                     GL Inactive Report                                               Monday - Friday, 08:00
-----------------------------------------------------------------------------------------------------------------------------------
A/R PeopleSoft                     Daily Transaction Listing                                        Monday - Friday, 08:30
===================================================================================================================================

                                   EXHIBIT "B"
                                   (CONTINUED)


          ** TIMES ARE EASTERN TIMES



===================================================================================================================================
   APPLICATION      JOB NAME          REPORTS                                FILES                     JOB COMPLETION TIME
-----------------------------------------------------------------------------------------------------------------------------------
A/P PeopleSoft                     Check Register Check Stock                                       Monday - Friday, 08:30
-----------------------------------------------------------------------------------------------------------------------------------
A/P PeopleSoft                     Unpaid Invoice Register                                          Monday - Friday, 08:30
-----------------------------------------------------------------------------------------------------------------------------------
A/P PeopleSoft                     Unpaid Invoice Register Due                                      Monday - Friday, 08:30
-----------------------------------------------------------------------------------------------------------------------------------
A/P PeopleSoft                     Check Recaps                                                     Monday - Friday, 08:30
-----------------------------------------------------------------------------------------------------------------------------------
A/P PeopleSoft                     Daily A/P Distribution                                           Monday - Friday, 08:30
-----------------------------------------------------------------------------------------------------------------------------------
A/P PeopleSoft                     Check Register Check Stock                                       Monday after cutoff, 08:30
-----------------------------------------------------------------------------------------------------------------------------------
A/P PeopleSoft                     Unpaid Invoice Register                                          Monday after cutoff, 08:30
-----------------------------------------------------------------------------------------------------------------------------------
A/P PeopleSoft                     Paid Invoices for Y/E                                            Day after A run in March,
                                                                                                    June, September, December,
                                                                                                    08:30
===================================================================================================================================



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



                                   EXHIBIT "C"

                                  FEE SCHEDULE

A.  Monthly charge for processing and support of the Services:    $54,000

B.  Other services outside the Services:

       o   Applications and Technical Services Personnel time:    $60/hour plus
                                                                  expenses

       o   CIO and Management Personnel time:                     $145/hour plus
                                                                  expenses










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